Debt	12 Months Ended
Dec. 31, 2011
DEBT

11. DEBT

The Company has two types of debt reported on its Consolidated Balance Sheets: non-recourse and recourse debt. Non-recourse debt is used to fund investments and capital expenditures for the construction and acquisition of electric power plants, wind projects, distribution companies and other project-related investments at our subsidiaries. Non-recourse debt is generally secured by the capital stock, physical assets, contracts and cash flows of the related subsidiary. Absent guarantees, intercompany loans or other credit support, the default risk is limited to the respective business and is without recourse to the Parent Company and other subsidiaries, though the Company's equity investments and/or subordinated loans to projects (if any) are at risk. Recourse debt is direct borrowings by the Parent Company and is used to fund development, construction or acquisitions, including serving as funding for equity investments or loans to the affiliates. The Parent Company's debt is, among other things, recourse to the Parent Company and is structurally subordinated to the affiliates' debt.

The following table summarizes the carrying amount and estimated fair values of the Company's recourse and non-recourse debt as of December 31, 2011 and 2010:

	December 31,
	2011		2010
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

	(in millions)
Non-recourse debt	$15,535	$15,862	$13,587	$13,857
Recourse debt	6,485	6,640	4,612	4,868
Total debt	$22,020	$22,502	$18,199	$18,725

Recourse and non-recourse debt are carried at amortized cost. The fair value of recourse debt is estimated based on quoted market prices. The fair value of non-recourse debt is estimated differently based upon the type of loan. The fair value of fixed rate loans is estimated using quoted market prices, if available, or a discounted cash flow analysis. In the discounted cash flow analysis, the discount rate is based on the credit rating of the individual debt instruments, if available, or the credit rating of the subsidiary. If the subsidiary's credit rating is not available, a synthetic credit rating is determined using certain key metrics, including cash flow ratios and interest coverage, as well as other industry specific factors. For subsidiaries located outside the U.S., in the event that the country rating is lower than the credit rating previously determined, the country rating is used for the purposes of the discounted cash flow analysis. The fair value of recourse and non-recourse debt excludes accrued interest at the valuation date.

The estimated fair value was determined using available market information as of December 31, 2011 and 2010. The Company is not aware of any factors that would significantly affect the estimated fair value amounts since December 31, 2011.

NON-RECOURSE DEBT

The following table summarizes the carrying amount and terms of non-recourse debt as of December 31, 2011 and 2010:

			December 31,
NON-RECOURSE DEBT	Interest Rate(1)	Maturity	2011	2010

			(in millions)
VARIABLE RATE:(2)
Bank loans	2.95%	2012 - 2028	$3,430	$3,052
Notes and bonds	11.70%	2012 - 2040	2,178	2,982
Debt to (or guaranteed by) multilateral,
export credit agencies or development banks(3)	3.30%	2012 - 2027	1,989	1,848
Other	3.83%	2012 - 2041	321	363
FIXED RATE:
Bank loans	8.24%	2012 - 2023	412	424
Notes and bonds	6.37%	2012 - 2061	6,487	4,269
Debt to (or guaranteed by) multilateral,
export credit agencies or development banks(3)	6.57%	2012 - 2027	513	467
Other	11.66%	2012 - 2039	205	182
SUBTOTAL			$15,535(4)	$13,587(4)
Less: Current maturities			(2,123)	(2,503)
TOTAL			$13,412	$11,084

(1)       Weighted average interest rate at December 31, 2011.

(2)       The Company has interest rate swaps and interest rate option agreements in an aggregate notional principal amount of approximately $3.8 billion on non-recourse debt outstanding at December 31, 2011. The swap agreements economically change the variable interest rates on the portion of the debt covered by the notional amounts to fixed rates ranging from approximately 1.44% to 6.98%. The option agreements fix interest rates within a range from 1.00% to 7.00%. The agreements expire at various dates from 2016 through 2028.

(3)       Multilateral loans include loans funded and guaranteed by bilaterals, multilaterals, development banks and other similar institutions.

(4)       Non-recourse debt of $1.3 billion and $1.5 billion as of December 31, 2011 and 2010, respectively, was excluded from non-recourse debt and included in current and noncurrent liabilities of held for sale and discontinued businesses in the accompanying Consolidated Balance Sheets.

Non-recourse debt as of December 31, 2011 is scheduled to reach maturity as set forth in the table below:

		Annual
December 31,		Maturities
		(in millions)
2012	.	$2,123
2013	.	1,358
2014	.	1,661
2015	.	812
2016	.	2,260
Thereafter		7,321
Total non-recourse debt		$15,535

As of December 31, 2011, AES subsidiaries with facilities under construction had a total of approximately $1.4 billion of committed but unused credit facilities available to fund construction and other related costs. Excluding these facilities under construction, AES subsidiaries had approximately $1.2 billion in a number of available but unused committed revolving credit lines to support their working capital, debt service reserves and other business needs. These credit lines can be used in one or more of the following ways: solely for borrowings; solely for letters of credit; or a combination of these uses. The weighted average interest rate on borrowings from these facilities was 14.75% at December 31, 2011.

On October 3, 2011, Dolphin Subsidiary II, Inc. (“Dolphin II”), a newly formed, wholly-owned special purpose indirect subsidiary of AES, entered into an indenture (the "Indenture") with Wells Fargo Bank, N.A. (the "Trustee") as part of its issuance of $450 million aggregate principal amount of 6.50% senior notes due 2016 (the "2016 Notes") and $800 million aggregate principal amount of 7.25% senior notes due 2021 (the "7.25% 2021 Notes", together with the 2016 Notes, the "notes") to finance the acquisition (the "Acquisition") of DPL. Upon closing of the acquisition on November 28, 2011, Dolphin II was merged into DPL with DPL being the surviving entity and obligor. The 2016 Notes and the 7.25% 2021 Notes are included under “Notes and bonds” in the non-recourse detail table above. See Note 23—Acquisitions and Dispositions for further information.

Interest on the 2016 Notes and the 7.25% 2021 Notes accrues at a rate of 6.50% and 7.25% per year, respectively, and is payable on April 15 and October 15 of each year, beginning April 15, 2012. Prior to September 15, 2016 with respect to the 2016 Notes and July 15, 2021 with respect to the 7.25% 2021 Notes, DPL may redeem some or all of the 2016 Notes or 7.25% 2021 Notes at par, plus a "make-whole" amount set forth in the Indenture and accrued and unpaid interest. At any time on or after September 15, 2016 or July 15, 2021 with respect to the 2016 Notes and 7.25% 2021 Notes, respectively, DPL may redeem some or all of the 2016 Notes or 7.25% 2021 Notes at par plus accrued and unpaid interest. The proceeds from issuance of the notes were used to partially finance the DPL acquisition.

Non-Recourse Debt Covenants, Restrictions and Defaults

The terms of the Company's non-recourse debt include certain financial and non-financial covenants. These covenants are limited to subsidiary activity and vary among the subsidiaries. These covenants may include but are not limited to maintenance of certain reserves, minimum levels of working capital and limitations on incurring additional indebtedness. Compliance with certain covenants may not be objectively determinable.

As of December 31, 2011 and 2010, approximately $594 million and $539 million, respectively, of restricted cash was maintained in accordance with certain covenants of the non-recourse debt agreements, and these amounts were included within “Restricted cash” and “Debt service reserves and other deposits” in the accompanying Consolidated Balance Sheets.

Various lender and governmental provisions restrict the ability of certain of the Company's subsidiaries to transfer their net assets to the Parent Company. Such restricted net assets of subsidiaries amounted to approximately $3.3 billion at December 31, 2011.

The following table summarizes the Company's subsidiary non-recourse debt in default or accelerated as of December 31, 2011 and is included in the current portion of non-recourse debt unless otherwise indicated:

	Primary Nature	December 31, 2011
Subsidiary	of Default	Default	Net Assets

		(in millions)
Maritza	Covenant	$905	$204
Sonel	Covenant	331	305
Kelanitissa	Covenant	16	48
Total		$1,252

None of the subsidiaries that are currently in default are subsidiaries that met the applicable definition of materiality under AES' corporate debt agreements as of December 31, 2011 in order for such defaults to trigger an event of default or permit acceleration under such indebtedness. The bankruptcy or acceleration of material amounts of debt at such entities would cause a cross default under the recourse senior secured credit facility. However, as a result of additional dispositions of assets, other significant reductions in asset carrying values or other matters in the future that may impact our financial position and results of operations or the financial position or results of the individual subsidiary, it is possible that one or more of these subsidiaries could fall within the definition of a “material subsidiary” and thereby upon a bankruptcy or acceleration of its non-recourse debt, trigger an event of default and possible acceleration of the indebtedness under the AES Parent Company's outstanding debt securities.

RECOURSE DEBT

The following table summarizes the carrying amount and terms of recourse debt of the Company as of December 31, 2011 and 2010:

		Final	December 31,
RECOURSE DEBT	Interest Rate	Maturity	2011	2010

			(in millions)
Senior Secured Term Loan	LIBOR + 1.75%	2011	$-	$200
Senior Unsecured Note	8.875%	2011	-	129
Senior Unsecured Note	8.375%	2011	-	134
Senior Unsecured Note	7.75%	2014	500	500
Revolving Loan under Senior Secured Credit Facility(1)	LIBOR + 3.00%	2015	295	-
Senior Unsecured Note	7.75%	2015	500	500
Senior Unsecured Note	9.75%	2016	535	535
Senior Unsecured Note	8.00%	2017	1,500	1,500
Senior Secured Term Loan	LIBOR + 3.25%	2018	1,042	-
Senior Unsecured Note	8.00%	2020	625	625
Senior Unsecured Note	7.375%	2021	1,000	-
Term Convertible Trust Securities	6.75%	2029	517	517
Unamortized discounts			(29)	(28)
SUBTOTAL			$6,485	$4,612
Less: Current maturities			(305)	(463)
Total			$6,180	$4,149

(1)       Subsequent to year end the loan was substantially repaid and is expected to be repaid in full prior to March 31, 2012.

Recourse debt as of December 31, 2011 is scheduled to reach maturity as set forth in the table below:

December 31,		Annual Maturities
		(in millions)
2012	.	$305
2013	.	11
2014	.	509
2015	.	511
2016	.	523
Thereafter		4,626
Total recourse debt		$6,485

Recourse Debt Transactions

During the year ended December 31, 2011, the Company issued recourse debt of $2.05 billion as outlined below. The proceeds of the debt were used to partially finance the Company's acquisition of DPL as discussed further in Note 23—Acquisitions and Dispositions.

On May 27, 2011, the Company secured a $1.05 billion term loan under a senior secured credit facility (the "senior secured term loan"). The senior secured term loan bears annual interest, at the Company's option, at a variable rate of LIBOR plus 3.25% or Base Rate plus 2.25%, and matures in 2018. The senior secured term loan is subject to certain customary representations, covenants and events of default.

On June 15, 2011, the Company issued $1 billion aggregate principal amount of 7.375% senior unsecured notes maturing July 1, 2021 (the "7.375% 2021 Notes"). Upon a change of control, the Company must offer to repurchase the 7.375% 2021 Notes at a price equal to 101% of principal, plus accrued and unpaid interest. The 7.375% 2021 Notes are also subject to certain covenants restricting the ability of the Company to incur additional secured debt; to enter into sale-lease back transactions; to consolidate, merge, convey or transfer substantially all of its assets; as well as other covenants and events of default that are customary for debt securities similar to the 7.375% 2021 Notes. The Company entered into interest rate locks in May 2011 to hedge the risk of changes in LIBOR until the issuance of the 7.375% 2021 Notes. The Company paid $24 million to settle those interest rate locks as of June 15, 2011. The payment was recognized in accumulated other comprehensive loss and is being amortized over the life of the 7.375% 2021 Notes as an adjustment to interest expense using the effective yield method.

Recourse Debt Covenants and Guarantees

Certain of the Company's obligations under the senior secured credit facility are guaranteed by its direct subsidiaries through which the Company owns its interests in the AES Shady Point, AES Hawaii, AES Warrior Run and AES Eastern Energy businesses. On December 30, 2011, AES Eastern Energy filed for bankruptcy and was deconsolidated. See Note 1—General and Summary of Significant Accounting Policies for additional information. The Company's obligations under the senior secured credit facility are, subject to certain exceptions, secured by:

(i)        all of the capital stock of domestic subsidiaries owned directly by the Company and 65% of the capital stock of certain foreign subsidiaries owned directly or indirectly by the Company; and

(ii)        certain intercompany receivables, certain intercompany notes and certain intercompany tax sharing agreements.

The senior secured credit facility is subject to mandatory prepayment under certain circumstances, including the sale of a guarantor subsidiary. In such a situation, the net cash proceeds from the sale of a Guarantor or any of its subsidiaries must be applied pro rata to repay the term loan using 60% of net cash proceeds, reduced to 50% when and if the parent's recourse debt to cash flow ratio is less than 5:1. The lenders have the option to waive their pro rata redemption.

The senior secured credit facility contains customary covenants and restrictions on the Company's ability to engage in certain activities, including, but not limited to, limitations on other indebtedness, liens, investments and guarantees; limitations on restricted payments such as shareholder dividends and equity repurchases; restrictions on mergers and acquisitions, sales of assets, leases, transactions with affiliates and off-balance sheet or derivative arrangements; and other financial reporting requirements.

The senior secured credit facility also contains financial covenants requiring the Company to maintain certain financial ratios including a cash flow to interest coverage ratio, calculated quarterly, which provides that a minimum ratio of the Company's adjusted operating cash flow to the Company's interest charges related to recourse debt of 1.3× must be maintained at all times and a recourse debt to cash flow ratio, calculated quarterly, which provides that the ratio of the Company's total recourse debt to the Company's adjusted operating cash flow must not exceed a maximum at any time of 7.5× at December 31, 2011.

The terms of the Company's senior unsecured notes and senior secured credit facility contain certain covenants including, without limitation, limitation on the Company's ability to incur liens or enter into sale and leaseback transactions.

TERM CONVERTIBLE TRUST SECURITIES

Between 1999 and 2000, AES Trust III, a wholly owned special purpose business trust, issued approximately 10.35 million of $3.375 Term Convertible Preferred Securities (“TECONS”) (liquidation value $50) for total proceeds of $517 million and concurrently purchased $517 million of 6.75% Junior Subordinated Convertible Debentures due 2029 (the “6.75% Debentures” of the Company). The TECONS are consolidated and classified as long-term recourse debt on the Company's Consolidated Balance Sheet.

AES, at its option, can redeem the 6.75% Debentures which would result in the required redemption of the TECONS issued by AES Trust III, currently for $50 per TECON. The TECONS must be redeemed upon maturity of the 6.75% Debentures. The TECONS are convertible into the common stock of AES at each holder's option prior to October 15, 2029 at the rate of 1.4216, representing a conversion price of $35.17 per share. The maximum number of shares of common stock AES would be required to issue should all holders decide to convert their securities would be 14.7 million shares.

Dividends on the TECONS are payable quarterly at an annual rate of 6.75%. The Trust is permitted to defer payment of dividends for up to 20 consecutive quarters, provided that the Company has exercised its right to defer interest payments under the corresponding debentures or notes. During such deferral periods, dividends on the TECONS would accumulate quarterly and accrue interest, and the Company may not declare or pay dividends on its common stock. AES has not exercised the option to defer any dividends at this time and all dividends due under the Trust have been paid.

AES Trust III is a VIE under the relevant consolidation accounting guidance. AES' obligations under the 6.75% Debentures and other relevant trust agreements, in aggregate, constitute a full and unconditional guarantee by AES of the TECON Trusts' obligations. Accordingly, AES consolidates AES Trust III. As of December 31, 2011 and 2010, the sole assets of AES Trust III are the 6.75% Debentures.